UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2010

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Oceanic Industry Park
Sha Gang Highway, Gang Kou Town, Zhongshan City
Guangdong Province, P.R. China
(Address of principal executive offices)

347-624-5699 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2010, Home System Group (the “Company”) through its wholly-owned subsidiaries, Zhongshan City Weihe Appliances Co., Ltd. (“Weihe”), a company organized under the laws of the People’s Republic of China (“PRC”), and Asia Forever Investment Limited (“Asia Forever”), a company organized under the laws of the Hong Kong Special Administrative Region, entered into an Equity Ownership Transfer Agreement (the “Acquisition Agreement”) with Jiangmen City Jinxinglong Electrical Appliance Co., Ltd. (“Jinxinglong”) and all the shareholders of Jinxinglong (the “Sellers”), pursuant to which Wehei and Asia Forever have agreed to acquire and Sellers have agreed to sell 100% of the Sellers’ equity interest in Jinxinglong.

Pursuant to the terms of the Acquisition Agreement, Weihe and Asia Forever will acquire, for cash consideration of $15,000,000 (“Acquisition Price”), 70% and 30%, respectively, of all outstanding equity interest in Jinxinglong.

The total consideration for the acquisition of Jinxinglong will be paid to the Sellers in five payments as follows:

•	5% of the Acquisition Price within 5 business days of the full execution of the Acquisition Agreement.
•
15% of the Acquisition Price within 5 business days of the completion of the registration of the transfer of 70% of the outstanding equity interest in Jinxinglong to Weihe and transfer of 30% of the outstanding equity interest in Jinxinglong to Asian Forever with the applicable regulatory government departments in the People’s Republic of China.

•	20% of the Acquisition Price within 5 business days of the completion of the May 31, 2010 financial audit of Jinxinglong.
•	30% of the Acquisition Price upon the completion of the audit of Jinxinglong’s financial statements for the fiscal year 2010.
•	30% of the Acquisition Price by December 31, 2011.

In the event the audit results of the financial statements of Jinxinglong show that its actual net income for the twelve months ended May 31, 2010 is less than $2,500,000, the Acquisition Price to be paid by Weihe and Asia Forever shall be adjusted proportionally.

A copy of the Acquisition Agreement is filed as an exhibit to this Current Report on Form 8-K.  The summary of the Acquisition Agreement set forth above is qualified by reference to such exhibit.

Item 8.01	Other Events.

On July 20, 2010, the Company issued a press release announcing the entry into the Acquisition Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits is being furnished pursuant to “Item 8.01 Other Events.”  The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Equity Ownership Transfer Agreement
99.1	Press Release of Home System Group, July 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SYSTEM GROUP

Date: July 20, 2010	By:	/s/ Yu Lei
Yu Lei Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Equity Ownership Transfer Agreement
99.1	Press Release of Home System Group, July 20, 2010

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